UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2007

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530	63105-3443
Clayton, MO	(Zip Code)
(Address of principal executive offices)

(314) 480-1400
(Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Olin disclaims any intention or obligation to update or revise this information.

Attached as Exhibit 99.1 and incorporated herein by reference, is a copy of the slides which will be presented at the Citi Investment Research Chemicals Conference which is part of the 2007 Citi Basic Materials Symposium to be held in New York, NY on December 4, 2007. Copies of the presentation slides for the conference will also be available prior to the presentation to all investors, news media and the general public on Olin’s web site www.olin.com in the Investor section under Recent Press Releases and Speeches.

Item 9.01.   Financial Statements and Exhibits.

Exhibit No.	Exhibit

99.1	Presentation slides for meeting on December 4, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:	/s/ George H. Pain
	Name:	George H. Pain
	Title:	Vice President, General
Counsel and Secretary

Date:  December 3, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Presentation slides for meeting on December 4, 2007